UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2012

WORLD MOTO, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-54694	77-0716386
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		No.)

1777 Moo 5 Soi Sukhumvit 107 Sukhumvit Road
North Sumrong, Amphur Muang, Samut Prakan
Bangkok, Thailand	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 840-8781

Net Profits Ten, Inc.
7956 Gen Luna Street, Quiapo Metro,
Manila, Philippines
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction .2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     Name Change

     In connection with Net Profits Ten, Inc.’s (the “Company”) receipt of approval from the Financial Industry Regulatory Authority (“FINRA”), effective November 15, 2012, the Company amended its Articles of Incorporation to change its name from “Net Profits Ten, Inc.” to “World Moto, Inc.” (the “Name Change”).

     The full text of the amendment to the Company’s Articles of Incorporation to give effect to the Name Change is filed herewith as Exhibit 3.1 and incorporated herein by reference.

SECTION 8 – OTHER EVENTS

Item 8.01      Other Events.

Symbol Change

     In connection with the Name Change described in Item 5.03 above, FINRA assigned the Company a new stock symbol, “FARE.” This new symbol took effect at the open of business on November 15, 2012.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01      Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

3.1	Text of Amendment to Articles of Incorporation

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD MOTO, INC.

Date: November 15, 2012	By:	/s/ Paul Giles
Paul Giles
Chief Executive Officer